                                                                   EXHIBIT 10.31


                      INDEMNITY AGREEMENT ESCROW AGREEMENT

                         Dated as of December 29, 1997

                                     among

                                RYDER TRS, INC.

                                  as Grantor

                                      and

                           THE CHASE MANHATTAN BANK,

                                as Escrow Agent

                                      and

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. ON BEHALF OF ITSELF AND
   OTHER AMERICAN INTERNATIONAL GROUP COMPANIES INCLUDING BUT NOT LIMITED TO:
                        AMERICAN HOME ASSURANCE COMPANY
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                             AIU INSURANCE COMPANY
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                        ILLINOIS NATIONAL INSURANCE CO.
                       AMERICAN GLOBAL INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           LANDMARK INSURANCE COMPANY

                                      as Beneficiary

                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                            ----

PARTIES.....................................................  1

RECITALS....................................................  1

                                   ARTICLE I

DEFINITIONS

Section 1.1  Defined Terms..................................  2
Section 1.2  Use of Defined Terms...........................  6

                                  ARTICLE II

ESTABLISHMENT OF ESCROW; AUTHORITY OF AND CERTAIN DIRECTIONS
TO ESCROW AGENT

Section 2.1  Establishment of Escrow........................  6
Section 2.2  Execution of Documents and Authorization to
             Take Certain Action............................  8
Section 2.3  Establishment of Operating Account.............  9
Section 2.4  Investment of Escrow Assets....................  9
Section 2.5  Declaration of Escrow.......................... 10
Section 2.6  Name of Escrow................................. 10

                                  ARTICLE III

WITHDRAWALS FROM AND SUBSTITUTIONS TO THE ESCROW ESTATE:
RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE
ESCROW ESTATE; VOTING RIGHTS IN ESCROW ASSETS

Section 3.1  Withdrawals by Beneficiary..................... 11
Section 3.2  Substitution of Escrow Assets.................. 11
Section 3.3  Additions to the Escrow Estate................. 13
Section 3.4  Amounts Received on Account of Escrow Assets... 14
Section 3.5  Payments to be made by Escrow Agent............ 15
Section 3.6  Voting Rights and Defense of Title
             of Collateral.................................. 15

                                  ARTICLE IV

DUTIES OF ESCROW AGENT

Section 4.1  Instructions of Beneficiary.................... 17
Section 4.2  No Implied Duties.............................. 17
Section 4.3  No Unauthorized Transactions................... 18
Section 4.4  Tax Returns.................................... 18
Section 4.5  Books and Records of Escrow Agent.............. 18
Section 4.6  Valuation Report............................... 19

                                      (i)

                                   ARTICLE V

THE ESCROW AGENT

Section 5.1  Acceptance of Escrow..........................  19
Section 5.2  Limitation of Duties..........................  20
Section 5.3  Representations and Warranties of Escrow Agent  20
Section 5.4  Segregation of Funds..........................  20
Section 5.5  Reliance on Documents; Agents.................  20
Section 5.6  Limitation of Liability of Escrow Agent.......  21
Section 5.7  Fees..........................................  23

                                  ARTICLE VI

TRANSFER OF BENEFICIARY'S INTEREST

Section 6.1  Transfer of Interest..........................  24
Section 6.2  Notice of Assignment by Beneficiary...........  25

                                  ARTICLE VII

SUCCESSOR ESCROW AGENTS; CO-ESCROW AGENTS

Section 7.1  Successor Escrow Agents; Co-Escrow Agent......  26

                                 ARTICLE VIII

TERMINATION; VALIDITY OF SALE

Section 8.1  Termination...................................  32
Section 8.2  Validity of Sale..............................  33

                                  ARTICLE IX

REPRESENTATIONS AND WARRANTIES OF GRANTOR

Section 9.1  Representations and Warranties of Grantor.....  33

                                   ARTICLE X

REPRESENTATIONS AND WARRANTIES OF BENEFICIARY

Section 10.1  Representations and Warranties of Beneficiary  35

                                  ARTICLE XI

MISCELLANEOUS

Section 11.1  Notices......................................  36
Section 11.2  Severability.................................  37
Section 11.3  Modifications................................  38
Section 11.4  Counterparts.................................  38

                                     (ii)

Section 11.5  Entire Agreement.............................  38
Section 11.6  Benefits of Agreement........................  38
Section 11.7  Headings.....................................  39
Section 11.8  Dealings by Escrow Agent.....................  39
Section 11.9  Governing Law................................  40

EXHIBIT A
List of Initial Escrow Assets..............................  41

                                     (iii)

                      INDEMNITY AGREEMENT ESCROW AGREEMENT

          This INDEMNITY AGREEMENT ESCROW AGREEMENT dated as of December 29, 1997, by and among RYDER TRS, INC. a Delaware corporation (herein called the "Grantor"), THE CHASE MANHATTAN BANK, a New York corporation (herein, in its capacity as Escrow Agent, and together with its successors called the "Escrow Agent"), and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. on behalf of itself and other American International Group Companies including but not limited to: AMERICAN HOME ASSURANCE COMPANY, THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA, COMMERCE AND INDUSTRY INSURANCE COMPANY, AIU INSURANCE COMPANY, BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA, ILLINOIS NATIONAL INSURANCE CO., AMERICAN GLOBAL INSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA, LANDMARK INSURANCE COMPANY (herein called the "Beneficiary").

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Grantor desires to create an escrow for the sole and exclusive benefit of the Beneficiary for the purpose of providing collateral for the Grantor's obligations under any indemnity agreements or payment agreements, the first being dated October 17, 1996 and October 17, 1997 respectively, between Grantor and Beneficiary (collectively, and as the same may be supplemented or amended from time to time, the "Indemnity Agreement"). Terms used but not defined herein shall have the meanings ascribed thereto in the Indemnity Agreement; and

          WHEREAS, the Escrow Agent is willing to accept the duties and obligations imposed hereunder;

          NOW, THEREFORE, in order to induce the Beneficiary to execute and deliver the Indemnity Agreement and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

DEFINITIONS

Section 1.1  Defined Terms.  As used in this Escrow Agreement the following
             -------------
terms shall have the following meanings, unless the context otherwise requires:

          "Affiliate" shall mean, with respect to any corporation, a corporation
           ---------
which directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

          "AIGRM" shall mean AIG Risk Management, Inc.
           -----

          "Beneficiary" has the meaning assigned to that term in the
           -----------
introduction to this Escrow Agreement and shall include its successors and assigns by operation of law, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the named Beneficiary.

          "Book Entry Form" shall mean with respect to government obligations
           ---------------
and obligations of institutions, a form or system, as applicable, under which the legal ownership of government obligations and obligations of institutions may be transferred via wire only through a book entry on the books of The Federal Reserve Bank, The Depository Trust Company, or another depository approved in writing by the Beneficiary.

          "Business Day" means any day which is not a Saturday, a Sunday, or a
           ------------
day on which banks and escrow companies in The City of New York are authorized or obligated by law, regulation or executive order to remain closed.

          "Cash" means United States Dollars.
           ----

          "Distributions" means all interest, dividends, or distributions, or
           -------------
payments in cash, securities and other property upon or with respect to any Escrow Asset including, without limitation, amounts received upon any purchase, redemption or retirement thereof.

          "Escrow" means the security escrow created by this Escrow Agreement,
           ------
and in no event shall such term be deemed to include the Escrow Agent, the Grantor, the Beneficiary or any of their respective assets.

          "Escrow Agreement" means this Indemnity Agreement Escrow Agreement, as
           ----------------
the same may from time to time be amended, modified or supplemented and in effect.
          "Escrow Assets" means the Initial Escrow Assets and all other
           -------------
Qualified Assets conveyed, assigned and transferred to the Escrow by the Grantor or otherwise.

          "Escrow Estate" means all present and future estate, right, title and
           -------------
interest of the Escrow Agent, including, without limitation, its security interest in and to the Escrow Assets.

          "Escrow Obligations" has the meaning assigned to that term in Section
           ------------------
5.6 hereof.

          "Initial Escrow Assets" has the meaning assigned to that term in
           ---------------------
Section 2.1 hereof.

          "Indemnity Agreement" has the meaning assigned to that term in the
           -------------------
recitals to this Escrow Agreement.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind whatsoever.

          "Market Value" means, as of the time any determination thereof is
           ------------
made, (i) with respect to any Qualified Asset listed under clause (A), (B), (C) or (D) of the definition thereof, with respect to interest bearing assets, the principal amount payable at the maturity of such assets and with respect to original issue discount assets, the purchase price of such assets, and (ii) with respect to Cash, the dollar amount thereof.

          Escrow Assets which, at the time of such determination, are not Qualified Assets shall be deemed to have no Market Value.

          "Obligations" shall mean:
           -----------
          All sums the reimbursement of which is owing by Grantor to Beneficiary under the terms and conditions of the Indemnity Agreement.

          "Operating Account" has the meaning assigned to that term in Section
           -----------------
2.3 hereof.

          "Parent" shall mean an institution that, directly or indirectly,
           ------
controls another institution.

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, joint venture, association, escrow, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Form" shall mean any instrument evidenced by a physical
           -------------
certificate or other written instrument issued to and registered in the name of the Beneficiary, bearer, or a nominee of the Escrow Agent.

          "Qualified Assets" means (A) any evidence of indebtedness, with a term
           ----------------
to maturity of one year or less, issued in Physical Form or Book Entry Form by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America, (B) any certificate of deposit, maturing not more than 30 days after the date of purchase, issued by a commercial banking institution which is a member of the Federal Reserve System and which has a combined capital and surplus and undivided profits of not less than $ 1,000,000,000, (C) commercial paper, maturing not more than 60 days after the date of purchase, issued in Physical Form or Book Entry Form by a corporation organized and existing under the laws of the United States of America with a rating, at the time as of which any determination thereof is to be made, of "P-l" (or higher) according to Moody's Investors Service, Inc., or "A-l" (or higher) according to Standard and Poor's Corporation, a division of McGraw-Hill, Inc. or (D) Cash. Qualified Assets must satisfy the requirements specified in Section 1404(a)(1) and (2) of the New York Insurance Law.

          "Required Reserve" means the sum of "Obligations" plus an amount set
           ----------------
by the Beneficiary to guarantee the future payment by the Grantor to the Beneficiary of the amounts due the Beneficiary under the terms and conditions of the Indemnity

Agreement. (The calculation of the Required Reserve by the Beneficiary shall be final and binding on all parties.)

          "Subsidiary" means an institution controlled, directly or indirectly,
           ----------
by another institution.

          "Valuation Report" has the meaning assigned to that term in Section
           ----------------
2.3 hereof.

Section 1.2 Use of Defined Terms.  All terms defined in this Escrow Agreement
            --------------------
shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant to this Escrow Agreement, unless otherwise defined or unless the context otherwise requires.

                                   ARTICLE II

ESTABLISHMENT OF ESCROW; AUTHORITY OF AND CERTAIN DIRECTIONS TO ESCROW AGENT

Section 2.1  Establishment of Escrow.  Concurrently with the execution and
             -----------------------
delivery of this Escrow Agreement, the Grantor hereby establishes the Escrow and assigns, conveys, transfers and delivers to the Escrow Agent in escrow as secured party for the sole and exclusive benefit of the Beneficiary, Qualified Assets as listed in Exhibit A hereto (the "Initial Escrow Assets"), the receipt of which the Escrow Agent hereby acknowledges, to have and to hold such Qualified Assets and such additional Qualified Assets as shall be added to the Escrow (in such form as the Escrow Agent shall require to enable the Escrow Agent to sell or otherwise convert such additional Qualified Assets to Cash) in accordance with the terms and conditions of this Escrow Agreement for the uses and purposes set forth herein. Assignment, conveyance, transfer and delivery of the Initial Escrow Assets

(and such additional Qualified Assets as shall be added to the Escrow in accordance with the terms and conditions of this Escrow Agreement) shall be accomplished as follows: (i) securities in Physical Form shall be delivered in suitable form for transfer by the Escrow Agent, accompanied by duly executed instruments of transfer or assignment in blank and (ii) securities in Book Entry Form, shall be delivered by such other method of transfer as may be appropriate including, where applicable, Book Entry on the books and records of the Escrow Agent or another depository as required in the definition of Book Entry Form, provided that the Beneficiary's right to withdraw such securities is not impaired in any way. The Grantor hereby represents and warrants to the Beneficiary that the Initial Escrow Assets are all Qualified Assets and, in the aggregate, have a Market Value of at least $19.5 million as of the date of transfer. The Escrow Agent, as Escrow Agent for the Beneficiary, shall administer the Escrow. The Escrow shall be subject to withdrawal in whole or in part by the Beneficiary as provided herein.

          The Beneficiary may require, in its sole discretion, in order to secure the timely and complete payment and performance of each and all of the Obligations, that the Grantor specifically assign, transfer and grant, convey and deliver to the Escrow Agent as secured party for the sole and exclusive benefit of the Beneficiary, a perfected continuing first priority security interest in such particular Escrow Asset and all of the Proceeds thereof, and the Grantor shall make all necessary and appropriate filings, if any, to perfect and maintain the perfected status of the security interest granted hereby.

          Without limiting the generality of the foregoing, a security interest is granted in each of the Escrow Assets to the Escrow Agent as secured party for the sole and exclusive benefit of the Beneficiary, to secure the timely and complete payment and performance of all of the Obligations, whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all modifications, renewals, extensions, rearrangements, substitutions and replacements of the Obligations. All of the Escrow Assets which are delivered shall constitute security for any and all of the Obligations on the terms provided herein.

Section 2.2  Execution of Documents and Authorization to Take Certain Action.
             ---------------------------------------------------------------
The Grantor hereby irrevocably authorizes and directs the Escrow Agent to take the following actions:

          (a) To accept delivery of the Initial Escrow Assets delivered by the Grantor pursuant hereto and to accept delivery of additional Escrow Assets which may be delivered from time to time pursuant hereto;

          (b) To establish and maintain the Operating Account in accordance with the terms of this Escrow Agreement;

          (c) To make withdrawals from the Escrow Estate upon the written instruction of the Beneficiary in accordance with Article III hereof; and

          (d) To accept instructions from the Beneficiary, and from time to time to execute and deliver such notes, instruments, endorsements, documents, agreements and certificates or take such other actions as may be instructed by the Beneficiary or which may be required to carry out the terms and provisions of this Escrow Agreement.

Section 2.3  Establishment of Operating Account.  For purposes of this Escrow
             ----------------------------------
Agreement, the Escrow Agent is hereby directed to open and maintain at all times during the term of this Escrow Agreement an escrow account within the Escrow for the benefit of the Beneficiary (said account being called the "Operating Account" and being identified as Account No. E00748). All cash, checks, drafts, certificates, chattel paper and other instruments at any time and from time to time received by the Escrow Agent evidencing Escrow Assets or Distributions in respect of, or otherwise as proceeds of, Escrow Assets, shall be deposited in the Operating Account. The Escrow Agent shall deliver to the Grantor and the Beneficiary, on a monthly basis, a written statement (the "Valuation Report") identifying in reasonable detail the Escrow Assets then on deposit in the Operating Account, specifying any withdrawals from or deposits to the Operating Account during such month, and certifying the aggregate Market Value of the Escrow Assets as of the close of business on the day preceding the date of such Valuation Report.

Section 2.4  Investment of Escrow Assets.  Any Cash held in the Operating
             ---------------------------
Account shall be invested and reinvested in Qualified Assets by the Escrow Agent as may be requested in writing by the Beneficiary. AU investments shall be
(x)(i) made in the name of the Escrow Agent for the account of the Escrow created by this

Escrow Agreement, or (ii) made or held in nominee or street name, in the name of the Escrow Agent generally and (y) held by or under the control of the Escrow Agent and deposited in the Operating Account. The interest accruing and dividends paid thereon and any profit realized from such investments shall be credited to the Operating Account. Any such interest, dividends, or other income realized from such investments but not credited to the Operating Account shall be paid, transferred or otherwise distributed to the Grantor in such manner as the Grantor shall elect and as the Grantor shall instruct the Escrow Agent in writing, provided and to the extent that, at the time of such payment, the aggregate Market Value of the Escrow Assets in the Operating Account shall exceed 102% of the Required Reserve provided by the Beneficiary.

Section 2.5  Declaration of Escrow.  The Escrow Agent hereby declares that it
             ---------------------
will hold the Escrow Estate upon the terms and conditions herein set forth for the sole use and benefit and under the sole control and direction of the Beneficiary.

Section 2.6  Name of Escrow.  For purposes of convenience of reference, the
             --------------
escrow created by this Escrow Agreement may be referred to as the "Ryder TRS/NATIONAL UNION 1997 ESCROW".

                                  ARTICLE III

WITHDRAWALS FROM AND SUBSTITUTIONS TO THE ESCROW ESTATE:
RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM
THE ESCROW ESTATE; VOTING RIGHTS IN ESCROW ASSETS

Section 3.1  Withdrawals by Beneficiary.  The Beneficiary shall have the
             --------------------------
exclusive and unconditional right, without prior written notice to the Grantor, at any time and from time to time to direct the Escrow Agent to withdraw, or order the transfer of, all or part of the Escrow Assets from the Operating Account. Each such direction (i) shall be in writing or by facsimile transmission, (ii) shall identify the specific Escrow Assets (and the amount thereof) to be withdrawn or transferred, (iii) if the Escrow Assets are not Cash, may authorize the Escrow Agent to sell the specified Escrow Assets for cash proceeds and (iv) shall provide instructions as to where the specified Escrow Assets or proceeds therefrom should be delivered or transferred. No Person other than the Beneficiary may direct a withdrawal or transfer of Escrow Assets from the Operating Account. The Escrow Agent shall have no duty or responsibility to verify the purpose of any withdrawal and shall provide prompt written notice to the Grantor of any such withdrawal or transfer.

Section 3.2  Substitution of Escrow Assets.  The Grantor may at any time and
             -----------------------------
from time to time request the Beneficiary to direct the withdrawal, or order the transfer of, all or part of the Escrow Assets from the Operating Account to the Grantor; provided that (i) either prior to or concurrently with any such transfer or withdrawal the Grantor shall assign, convey, transfer and deliver to the Escrow Agent Qualified Assets which have a Market Value on the date of transfer at least equal to the Market Value of the Escrow Assets requested to be withdrawn or transferred and (ii) after giving effect to such transaction, the Market Value of the Escrow Assets shall not be less than 100% of the Required Reserve. Each such request shall (i) be in writing or by telephone (confirmed in writing promptly thereafter), (ii) identify the specific Escrow Assets (and the amount thereof) to which such request relates and the manner in which and the location where such Escrow Assets should be delivered to the Grantor, (iii) identify the Qualified Assets proposed to be substituted and the Market Value thereof and (iv) provide the Market Value of all Escrow Assets after giving effect to the proposed substitution. If the Beneficiary, in its sole discretion, approves a request from the Grantor pursuant to this Section 3.2, the Beneficiary shall deliver appropriate directions to the Escrow Agent pursuant to Section 3.1 hereof for the withdrawal or transfer of the specified Escrow Assets; provided that the amount of Qualified Assets required by the first sentence of this Section 3.2 are delivered to the Escrow Agent by the Grantor prior to or concurrently with such withdrawal or transfer. The parties hereto agree that, in accordance with this section, AIGRM, as the agent of the Beneficiary, shall have administrative oversight responsibilities with respect to the Escrow Assets. As compensation for these responsibilities, AIGRM, as the agent of the Beneficiary, shall receive an administrative services fee to be paid by the Grantor of 12.5 basis points per annum (payable quarterly in arrears commencing on the date of the execution and delivery of this Escrow Agreement) of the Required Reserve, such Required Reserve to be determined as of the effective date of this Indemnity Agreement Escrow Agreement and at annual intervals thereafter.

          All investments and substitutions shall be in compliance with the definition of "Qualified Assets". Any loss incurred from any investment pursuant to the terms of this Escrow Agreement shall be borne exclusively by the Escrow. The Escrow Agent shall not be liable for any loss due to changes in the value of the Escrow or penalties for early redemption.

Section 3.3  Additions to the Escrow Estate.  The Grantor may, at any time, and
             ------------------------------
shall at the times required pursuant to Section 3.2 hereof, assign, convey, transfer and deliver Qualified Assets to the Escrow Agent for inclusion in the Escrow Estate. In addition, if at any time the Beneficiary notifies the Grantor that the Market Value of the Escrow Assets, as shown in the most recent Valuation Report, is less than 100% of the Required Reserve (which notice shall specify the amount of such shortfall), then the Grantor shall promptly assign, convey, transfer and deliver to the Escrow Agent an amount of Qualified Assets having a Market Value on the date of delivery at least equal to such shortfall. All Qualified Assets delivered to the Escrow Agent pursuant to this Escrow Agreement shall be in suitable form for transfer by delivery or by Book Entry, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Escrow Agent. The Escrow Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer or register in the name of the Escrow Agent any or all of the Escrow Assets. In addition, the Escrow Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Escrow Assets for certificates or instruments of smaller or larger denominations. All Escrow

Assets at any time delivered to the Escrow Agent shall be held by the Escrow Agent and deposited in the Operating Account for the sole and exclusive benefit of the Beneficiary, subject to the terms and conditions of this Escrow Agreement.

Section 3.4  Amounts Received on Account of Escrow Assets.  The Grantor hereby
             --------------------------------------------
acknowledges and agrees that all monies due and to become due under or in respect of the Escrow Assets, and all property, Cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Escrow Agent) at any time and from time to time received by the Grantor in full or partial payment, as Distributions in respect of, or otherwise as proceeds of, the Escrow Assets shall be paid or delivered directly to the Escrow Agent and that if any such property, monies or items shall be received by the Grantor, such property, monies or items will not be commingled by the Grantor with any of its other funds or property, but will be held separate and apart therefrom and shall be held in escrow by the Grantor for and promptly paid over or delivered to the Escrow Agent. All property, amounts and instruments received by the Escrow Agent with respect to the Escrow Assets shall be promptly deposited in the Operating Account and become part of the Escrow Estate.

Section 3.5  Payments to be made by Escrow Agent.  All payments to be made by
             -----------------------------------
the Escrow Agent under this Escrow Agreement shall be made only from the Escrow Estate, and only to the extent that the Escrow Agent shall have received sufficient funds from the

Escrow Estate to make such payments in accordance with the terms hereof. The Escrow Agent shall not be required to expend, advance, risk or disburse its own funds in the administration of this Escrow. The Grantor and the Beneficiary, by their execution of this Escrow Agreement, agree that they will look solely to the Escrow Estate to the extent available for the distributions as herein provided, and that neither the Escrow Agent (nor any Person acting as successor Escrow Agent, co-escrow agent or separate Escrow Agent hereunder) shall under any circumstances be personally liable to the Grantor, the Beneficiary or any other Person for any liability under or in connection with this Escrow Agreement, except in the case of willful misconduct, negligence or lack of good faith on the part of the Escrow Agent.

Section 3.6  Voting Rights and Defense of Title of Collateral.
             ------------------------------------------------

          (a) The Grantor agrees that it will not, without the prior written consent of the Beneficiary, sell, assign or transfer and will not mortgage, pledge or otherwise encumber or suffer to exist any Lien on or with respect to, any of the Escrow Assets except in favor of the Escrow Agent as secured party for the benefit of the Beneficiary.

          (b) The Grantor agrees that it will warrant and defend the title of the Escrow Assets and the interest of the Beneficiary therein against all claims of all Persons (except with respect to claims made through the Beneficiary by creditors of Beneficiary).

          (c) So long as Escrow Assets remain in the Operating Account the Escrow Agent and the Beneficiary shall have no voting rights with respect to such Escrow Assets and the Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to such Escrow Assets or any part thereof for any purpose; provided, however, that the Grantor shall not be permitted to exercise or refrain from exercising any such right or power if, in the sole judgment of the Beneficiary, such action would have a material adverse effect on the value of such Escrow Assets or any part thereof or would violate this Escrow Agreement, it being understood that the exercise by the Grantor of voting rights in connection with the election of directors at any meeting of stockholders of any issuer of Escrow Assets and/or with respect to any incidental matters coming before any such meeting shall not be deemed to have a material adverse effect on the value of the Escrow Assets within the meaning of this paragraph; and, provided, further,
                                                             --------  -------
that the Grantor shall give the Beneficiary at least five days' written notice of the manner in which the Grantor intends to exercise any such right or power other than with respect to the election of directors and voting with respect to the incidental matters referred to in the preceding provisions of this paragraph. The Escrow Agent shall have no duty or obligation to monitor or enforce the provisions of this paragraph.

          (d) The Escrow Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which the Grantor is entitled to exercise pursuant hereto.

                                   ARTICLE IV

DUTIES OF ESCROW AGENT

Section 4.1  Instructions of Beneficiary.  Upon the instructions of the
             ---------------------------
Beneficiary, the Escrow Agent directly or through its authorized agent will take such of the following actions as may be specified in such instructions: (i) give such notice or direction, take such action or exercise such right, power or remedy or perform such obligation, under and pursuant to the terms of this Escrow Agreement or in respect of all or any part of the Escrow Estate, as shall be specified in such instructions; and (ii) take such action to preserve and protect the Escrow Estate (including the discharge of Liens) as may be specified in such instructions.

Section 4.2  No Implied Duties.  The Escrow Agent shall not have any duty or
             -----------------
obligation to manage, control, use, sell, dispose of or otherwise deal with any part of the Escrow Estate, or to otherwise take or refrain from taking any action, except as expressly required by the terms of this Escrow Agreement or as expressly provided in instructions from the Beneficiary received pursuant to and in accordance with the terms of this Escrow Agreement, and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

Section 4.3  No Unauthorized Transactions.  The Escrow Agent agrees that it will
             ----------------------------
not manage, control, use, sell, dispose of or otherwise deal with any part of the Escrow Estate, or otherwise take or refrain from taking any action except as expressly provided by the terms of, or in written instructions from the Beneficiary pursuant to, this Escrow Agreement.

Section 4.4  Tax Returns.  The Grantor shall be responsible for causing to be
             -----------
prepared and filed in a timely fashion all tax returns of the Escrow relating to the transactions contemplated by this Escrow Agreement or otherwise contemplated hereby, and it shall send a copy of each such tax return to the Beneficiary.
The Escrow Agent, upon request, will furnish the Grantor with all such information as it has in its possession and as may be reasonably required in connection with the preparation of such tax returns and shall, upon request of the Grantor, sign such returns if required to do so by the applicable taxing authority. The Person acting as Escrow Agent shall not be personally liable for any tax due and payable in connection with this Escrow Agreement.

Section 4.5  Books and Records of Escrow Agent.  The Grantor and the
             ---------------------------------
Beneficiary, at their own expense, shall each have the right, at all reasonable times during the Escrow Agent's normal business hours, to inspect and copy the Escrow Agent's books and records regarding the Escrow Estate and to an accounting (at the expense of the Grantor) with respect to the Escrow Estate.

Section 4.6  Valuation Report.  The Valuation Report required under Section 2.3
             ----------------
of this Escrow Agreement is to be sent at the required intervals to:

          For the Grantor:      Ryder TRS, Inc.
                                One Civic Center
                                1560 Broadway, Suite 1800
                                Denver, Colorado 80202
                                Attn:  Vice President & Treasurer

          For the Beneficiary:  National Union Fire Insurance
                                Company of Pittsburgh, PA.
                                Post Office Box 923
                                Wall Street Station
                                New York, NY 10268
                                Attn:  Insurance Security
                                       Operations Department

          With a Copy to:       AIG Risk Management, Inc.
                                110 William Street - 9th floor
                                New York, NY 10038
                                Attn:  Donald E. Freudenheim

                                   ARTICLE V

THE ESCROW AGENT

Section 5.1 Acceptance of Escrow.  The Escrow Agent accepts the Escrow hereby
            --------------------
created and agrees to perform the same upon the terms and conditions contained in this Escrow Agreement. Neither the Escrow Agent nor any Person acting as successor Escrow Agent, co-escrow agent or separate Escrow Agent hereunder, shall be answerable or accountable or liable for actions taken by it or failures to act arising out of or in connection with this Escrow Agreement, except for its own willful misconduct, negligence or lack of good faith. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, unless such loss or damage is caused by the Escrow Agent's willful misconduct, negligence or lack of good faith.

Section 5.2  Limitation of Duties.  The Escrow Agent shall have no duty to see
             --------------------
to the payment or discharge of any tax, assessment or other governmental charge or any Lien with respect to, or assessed or levied against, any part of the Escrow Estate.

Notwithstanding the foregoing, the Escrow Agent will furnish to the Beneficiary, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Escrow Agent by the Grantor pursuant hereto or by any other Person with respect to the Escrow Estate or any part thereof.

Section 5.3  Representations and Warranties of Escrow Agent.  The Escrow Agent
             ----------------------------------------------
hereby represents and warrants to the Grantor and the Beneficiary that this Escrow Agreement has been duly executed and delivered by one of its officers who is duly authorized to execute and deliver such type of instrument.

Section 5.4  Segregation of Funds.  Monies received by the Escrow Agent in
             --------------------
respect of the Escrow Estate (other than pursuant to Section 5.7 hereof) shall be segregated and promptly deposited in the Operating Account.

Section 5.5  Reliance on Documents; Agents.  The Escrow Agent shall incur no
             -----------------------------
liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Escrow Agent may for all purposes hereof rely on a certificate of a person reasonably believed by it to be a President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or Secretary or Assistant Secretary of the Grantor or the Beneficiary, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Escrow Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Escrow hereunder, the Escrow Agent may execute any of the escrows or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Grantor, consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

Section 5.6  Limitation of Liability of Escrow Agent.  Notwithstanding
             ---------------------------------------
anything to the contrary in this Escrow Agreement, the Escrow Agent is entering into this Escrow Agreement, and in its capacity as Escrow Agent performing the obligations and exercising the rights hereunder solely as Escrow Agent under this Escrow Agreement, pursuant to instructions contained in this Escrow Agreement and not in its individual or corporate capacity. In no case whatsoever shall the Escrow Agent (or any entity acting as successor Escrow Agent, co-escrow agent or separate Escrow Agent under this Escrow Agreement) be personally liable on, or in respect of, any of the obligations or duties of the Grantor, the Beneficiary under this Escrow Agreement, or for the payment of any fee, expense, cost, damage, claim, liability or other obligation arising out of or related to any of the foregoing (collectively, the "Escrow Obligations").

No recourse shall be had against the Escrow Agent (or any successor Escrow Agent, co-escrow agent or separate Escrow Agent under this Escrow Agreement) in its corporate or individual capacities or against any stockholder, officer, director, employee or agent of the Escrow Agent or any successor Escrow Agent, co-escrow agent or separate Escrow Agent for the payment of any and all sums payable under the Escrow Obligations or for any claim, liability, damage, cost, expense, fee or other obligation based on or arising out of any provision thereof or on or out of any of the instruments and agreements to be executed, delivered and performed hereunder, as to all of which the Beneficiary and the Grantor agree to look solely to the Escrow Estate, except for any loss caused by the Escrow Agent's willful misconduct, negligence or lack of good faith. The obligation of the Escrow Agent to make any and all payments hereunder, or in respect of or under the Escrow Obligations of whatsoever nature, shall be solely from the Escrow Estate, and nothing herein shall be deemed to impose obligations on the Escrow Agent other than those expressly set forth in this Escrow Agreement. The Escrow Agent shall have no responsibility to determine whether the Escrow Assets in the Escrow Account are sufficient or proper to secure the Grantor's liabilities under the Indemnity Agreement. The Beneficiary's determination or reevaluation of the sufficiency of the Escrow Assets shall govern. Except as otherwise provided in Sections 5.7 and 10.1 of this Escrow Agreement, the Escrow Agent agrees that it shall have no right against the Beneficiary or the Escrow Estate for any fee as compensation for its services hereunder or for any other costs or expenses incurred by it pursuant hereto.

Section 5.7  The Escrow Agent's Compensation, Expenses and Indemnification.
             -------------------------------------------------------------
The Grantor shall pay the Escrow Agent, as compensation for its services under this Escrow Agreement, a fee of 12.5 basis points per annum on the higher of: 1) the Market Value of Escrow Assets held on deposit on the first day of each quarter; or 2) the Market Value of Escrow Assets held on deposit on the last day of each quarter, billed quarterly in arrears. The Grantor shall pay or reimburse the Escrow Agent for all of the Escrow Agent's expenses, disbursements, and advances in connection with its duties under this Escrow Agreement (including attorneys' and agents' fees, expenses, and disbursements), except any such expense or disbursement as may arise from the Escrow Agent's negligence, willful misconduct or lack of good faith. The Grantor also hereby indemnifies the Escrow Agent for, and holds it harmless against, any loss, liability, costs or expenses (including attorneys' and agents' fees, expenses, and disbursements) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Escrow Agent, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement, including but without limitation, any loss, liability, costs or expenses arising out of or in connection with the status of the Escrow Agent and its nominee as the holder of record of the Escrow Assets. The Grantor hereby acknowledges and agrees that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

          No Escrow Assets shall be withdrawn from the Escrow or used in any manner for paying compensation to, or reimbursement or indemnification of, the Escrow Agent; provided, however if the Escrow exceeds 102% of the Required Reserve, then the Escrow Agent and/or AIGRM may withdraw from the Escrow their compensation, reimbursement and indemnification as the case may be which have not previously been paid. The Escrow Agent's compensation, reimbursement and indemnification shall be withdrawn prior to that of AIGRM.

                                   ARTICLE VI

TRANSFER OF BENEFICIARY'S INTEREST

Section 6.1  Transfer of Interest.  The Beneficiary may assign to another
             --------------------
Person (hereinafter referred to as the "Transferee") all, but not part, of its right, title and interest in, to and under this Escrow Agreement; provided that
(i) the Transferee shall have the requisite power and authority to enter into and carry out the transactions contemplated hereby, (ii) the Transferee shall have entered into an agreement, in form and substance satisfactory to the Escrow Agent and the Grantor, whereby the Transferee confirms that it shall be deemed a party to this Escrow Agreement, agrees to be bound by all of the terms of, and to undertake all of the obligations of the Beneficiary contained in this Escrow Agreement, and (iii) such transfer shall not violate any provision of any applicable law, agreement or other instrument or create a relationship which would result in violation thereof. Upon any such transfer by the Beneficiary to a Transferee as above provided, such Transferee shall be deemed to be the Beneficiary for all purposes of this Escrow Agreement and each reference herein to the Beneficiary shall thereafter be deemed to be a reference to such Transferee.

Section 6.2  Notice of Assignment by Beneficiary.  If the Beneficiary proposes
             -----------------------------------
to assign its interest pursuant to this Article VI, it shall give written notice to the Escrow Agent and the Grantor at least thirty (30) days prior to such proposed assignment stating (i) the name and address of the proposed Transferee and (ii) that the proposed Transferee meets the requirements set forth in
Section 6.1 of this Escrow Agreement.

                                  ARTICLE VII

SUCCESSOR ESCROW AGENTS; CO-ESCROW AGENTS

Section 7.1  Successor Escrow Agents; Co-escrow agents.
             -----------------------------------------

          (a) The Escrow Agent, any co-escrow agent or any successor Escrow Agent may resign at any time without cause by giving at least ninety (90) days' prior written notice to the Grantor and the Beneficiary, such resignation to be effective upon the acceptance of appointment by the successor Escrow Agent and the transfer of the Escrow Assets to the successor Escrow Agent under Section 7.1(b) hereof. In addition, the Beneficiary may remove the Escrow Agent without cause by a written notice delivered to the Grantor and to the Escrow Agent, such removal to be effective upon the acceptance of appointment by the successor Escrow Agent and the transfer of the Escrow Assets to the successor Escrow Agent under Section 7.1(b) hereof. In the case of the resignation or removal of the Escrow Agent, the Beneficiary may appoint a successor Escrow Agent, designated by the Beneficiary and satisfactory to the Grantor, by an instrument signed by the Grantor and the Beneficiary. If a successor Escrow Agent shall not have been appointed within ninety (90) days after such notice of resignation or removal, the Escrow Agent and the Beneficiary may apply to any court of competent jurisdiction to appoint a successor Escrow Agent to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Escrow Agent so appointed by such court shall immediately and without further act be superseded by any successor Escrow Agent appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Escrow Agent, however appointed, shall execute and deliver to the predecessor Escrow Agent, the Grantor and the Beneficiary an instrument accepting such appointment, and thereupon such successor Escrow Agent, without further act, shall become vested with all the estates, properties, rights, powers, duties and escrows of the predecessor Escrow Agent hereunder with like effect as if originally named the Escrow Agent herein; but nevertheless, upon the written request of such successor Escrow Agent, such predecessor Escrow Agent shall execute and deliver an instrument or instruments transferring to such successor Escrow Agent, upon the escrows herein expressed, all the estates, properties, rights, powers and escrows of such predecessor Escrow Agent, and such predecessor Escrow Agent shall assign, transfer, deliver and pay over to such successor Escrow Agent all Escrow

Assets then held by such predecessor Escrow Agent upon the escrows herein expressed. Upon the appointment of any successor Escrow Agent hereunder, the predecessor Escrow Agent will complete, execute and deliver to the successor Escrow Agent such documents as are necessary to effectuate the transfer of legal title to all Escrow Assets into the name of the successor Escrow Agent. Notwithstanding anything expressed herein to the contrary, the predecessor Escrow Agent shall continue, after its resignation, to be entitled to the benefits of any indemnities provided herein for the Escrow Agent.

          (c) Any successor Escrow Agent, however appointed, shall be a bank or escrow company in good standing and organized and doing business under the laws of the United States of America or of any state thereof, and with a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Escrow Agent hereunder upon reasonable or customary terms, and which is a corporation authorized under the laws of its jurisdiction of incorporation to exercise corporate escrow powers and is subject to supervision or examination by Federal or state authority, and the appointment of any successor Escrow Agent shall not violate any provision of any law or regulation or create a relationship which would be in violation thereof.

          (d) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate escrow business of the Escrow Agent in its individual capacity may be transferred, shall, subject to the terms of paragraph
(c) of this Section 7.1, be the Escrow Agent under this Escrow Agreement without further act.

          (e) At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any state or jurisdiction in which any part of the Escrow Estate may be located, the Escrow Agent shall have power to appoint, and, upon the written request of the Escrow Agent, the Grantor and the Beneficiary shall for such purpose join with the Escrow Agent in the execution, delivery and performance of, all instruments and agreements necessary or proper to appoint, another corporation or one or more Persons approved by the Beneficiary, either to act as separate Escrow Agent or Escrow Agents, or co-escrow agent or co-escrow agents jointly with the Escrow Agent, of all or any of the Escrow Estate. In the event that the Grantor and the Beneficiary shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Escrow Agent alone shall have power to make such appointment.

          Every separate Escrow Agent, every co-escrow agent and every successor of either thereof shall, to the extent permitted by law, but to such extent only, be appointed subject to the following provisions and conditions, namely:

          (1) The rights, powers, duties and obligations conferred or imposed upon Escrow Agents hereunder or any of them shall be conferred or imposed upon and exercised or performed by the Escrow Agent and such separate Escrow Agent or separate Escrow Agents or co-escrow agent or co-escrow agents jointly, as shall be provided in the instruments and agreements appointing such separate Escrow Agent or separate Escrow Agents or co-escrow agent or co-escrow agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Escrow Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the separate Escrow Agent or separate Escrow Agents or co-escrow agent or co-escrow agents, as the case may be;

          (2) The Escrow Agent at any time by an instrument in writing executed by it may accept the resignation of or remove any separate Escrow Agent or co-escrow agent appointed under this paragraph (e) or otherwise, and, upon the request of the Escrow Agent, the Grantor and the Beneficiary shall, for such purpose, join with the Escrow Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal. In the event that the Grantor and the Beneficiary shall not have joined in such action within fifteen (15) days after the receipt by them of a request to do so, the Escrow Agent alone shall have power to accept such resignation or to remove any such separate Escrow Agent or co-escrow agent. A successor to a separate Escrow Agent or co-escrow agent so resigned or removed may be appointed in the manner provided in this Article VII;

          (3) The Escrow Agent shall not be personally liable by reason of any act or omission of any other Escrow Agent hereunder, it being understood, however, that if a co-escrow agent or separate Escrow Agent is an employee of the Escrow Agent, the Escrow Agent shall be liable for any willful misconduct, negligence or lack of good faith on the part of such co-escrow agent or separate Escrow Agent;

          (4) Any notice, request or other writing delivered to the original Escrow Agent, or its successor in the escrow hereunder, shall be deemed to have been delivered to all of the then Escrow Agents or co-escrow agents as effectually as if delivered to each of them. Every instrument appointing any Escrow Agent or Escrow Agents other than a successor to the original Escrow Agent shall refer to this Escrow Agreement and the conditions in this Section 7.1(e) expressed, and upon the acceptance in writing by such Escrow Agent or Escrow Agents or co-escrow agent or co-escrow agents, he, they or it shall be vested with the estates or property specified in such instrument, either jointly with the original Escrow Agent, or its successor, or separately, as may be provided therein, subject to all the terms, conditions and provisions of this Escrow Agreement; and every such instrument shall be filed with the original Escrow Agent or its successor in the escrow hereunder. Any separate Escrow Agent or Escrow Agents or any co-escrow agent or co-escrow agents may at any time by an instrument in writing constitute the original Escrow Agent or its successor in the escrow hereunder his, their or its agent or attorney in fact, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion authorized or permitted by him, them or it, for and in behalf of him, them or it, and in his, their or its name. In case any separate Escrow Agent or Escrow Agents or co-escrow agent or co-escrow agents, or a successor to any of them, shall die, dissolve, or otherwise become incapable of acting, resign or be removed, all the estates, property, rights, powers, escrows, duties and obligations of said separate Escrow Agent or co-escrow agent, so far as permitted by law, shall vest in and be exercised by the original Escrow Agent or its successor in the escrow hereunder, without the appointment of a new Escrow Agent as successor to such separate Escrow Agent or co-escrow agent; and

            (5) Any and all exculpatory provisions, immunities and indemnities in favor of the Escrow Agent under this Escrow Agreement or under any other agreement, document or instrument described or referred to herein shall inure to the benefit of the Escrow Agent in its capacity as such and any successor, co-escrow agent and separate Escrow Agent appointed pursuant to this Article VII and of any Person acting or which has acted as Escrow Agent or successor, co-escrow agent or separate Escrow Agent hereunder or thereunder.

                                  ARTICLE VIII

TERMINATION; VALIDITY OF SALE

Section 8.1  Termination.  Except as otherwise provided herein, this Escrow
             -----------
Agreement and the escrows created hereby shall terminate and this Escrow Agreement shall be of no further force or effect upon the Escrow Agent's receipt of written notice of such termination from the Grantor and the Beneficiary and upon the sale or other final disposition by the Escrow Agent of all property constituting part of the Escrow Estate and the final distribution by the Escrow Agent of all monies or other property or proceeds constituting the Escrow Estate; provided, however, in no
                                                     --------  -------
case shall the escrows created hereby extend beyond 21 years after the death of the last surviving of the now living lineal descendants of the late Robert F. Kennedy, former Attorney General of the United States. Upon termination of the Escrow Account, all assets not previously withdrawn by the Beneficiary shall, with written approval of the Beneficiary, be delivered over to the Grantor. Otherwise this Escrow Agreement and the escrows created hereby shall continue in full force and effect in accordance with the terms hereof.

Section 8.2  Validity of Sale.  Any sale or other conveyance of the Escrow
             ----------------
Assets or any other part of the Escrow Estate by the Escrow Agent made pursuant to the terms of this Escrow Agreement shall bind the Grantor and the Beneficiary and shall be effective to transfer or convey all right, title and interest of the Escrow Agent, the Grantor and the Beneficiary in and to such Escrow Assets or such other part of the Escrow Estate. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Escrow Agent.

                                   ARTICLE IX

REPRESENTATIONS AND WARRANTIES OF GRANTOR

Section 9.1  Representations and Warranties of Grantor.
             -----------------------------------------
The Grantor hereby represents and warrants to the Escrow Agent and Beneficiary that:

          (a) This Escrow Agreement has been duly and validly executed and delivered by the Grantor and constitutes the legal, valid, binding and enforceable obligation of the Grantor, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

          (b) The execution, delivery and performance by the Grantor of this Escrow Agreement, and the transfer and conveyance of Escrow Assets by the Grantor pursuant hereto, do not and will not (i) violate or conflict with any of its charter documents or any provision of any material law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Grantor, or (ii) result in a breach of or constitute a default under any material indenture or loan or credit agreement, or any other agreement or instrument, to which the Grantor is a party or by which the Grantor or any of its properties may be bound or affected.

          (c) The Grantor hereby represents and warrants (i) that any assets transferred by the Grantor to the Escrow Agent for deposit to the Escrow Account will be in such form that the Beneficiary whenever necessary may, and the Escrow Agent upon direction by the Beneficiary will, negotiate any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Escrow Agreement; (ii) that all assets transferred by the Grantor to the Escrow Agent for deposit to the Escrow consist only of Qualified Assets; and (iii) that the Grantor will, upon demand, transfer sufficient Qualified Assets to the Escrow so that after the transfer the value of the Escrow will equal the Required Reserve.

          (d) No material authorization, consent, approval, license, qualification or formal exemption from, nor any material filing, declaration or registration with, any court, governmental agency or regulatory authority, or with any securities exchange or any other Person is required in connection with
(i) the execution, delivery or performance by the Grantor of this Escrow Agreement or (ii) the transfer and conveyance of the Escrow Assets by the Grantor in the manner and for the purpose contemplated by this Escrow Agreement.

          (e) At the date of each delivery by the Grantor to the Escrow Agent of each certificate, instrument or other document representing or evidencing the Escrow Assets, the Escrow Agent will then have good and marketable title to, such Escrow Assets, free and clear of all liens.

                                   ARTICLE X

REPRESENTATIONS AND WARRANTIES OF BENEFICIARY

Section 10.1  Representations and Warranties of Beneficiary.  The Beneficiary
              ---------------------------------------------
hereby represents and warrants to the Escrow Agent and Grantor that:

          (a) This Escrow Agreement has been duly and validly executed and delivered by the Beneficiary and constitutes the legal, valid and binding and enforceable obligation of the Beneficiary, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

          (b) The Beneficiary shall undertake to apply any amounts distributed to it from the Escrow Estate to pay or reimburse itself for the Grantor's Obligations.

                                   ARTICLE XI

MISCELLANEOUS

Section 11.1   Notices.  Unless otherwise provided in this Escrow Agreement,
               -------
all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally or by courier service, (ii) when made or given by prepaid telex, telegraph or facsimile transmissions, or (iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

     If to the Grantor:

Ryder TRS, Inc.
One Civic Center
1560 Broadway, Suite 1800
Denver, Colorado 80202
Attn: Vice President & Treasurer
Telephone #: (303) 376-7103
Facsimile #: (303) 376-0776

     If to the Beneficiary:

NATIONAL UNION FIRE INSURANCE COMPANY
OF PITTSBURGH, PA.
110 William Street/9th floor
New York, NY 10038
Attn:  Donald E. Freudenheim
Telephone #:  (212) 266-5567
Facsimile #:  (212) 962-8003

cc:  AIG RISK MANAGEMENT, INC.

160 Water Street/24th floor
New York, NY 10038
Attn:  General Counsel
Telephone #:  (212) 820-4545
Facsimile #:  (212) 820-4547

     If to the Escrow Agent:

THE CHASE MANHATTAN BANK
450 West 33rd Street, 15th floor
New York, NY 10001
Attention:  Escrow Administration
Telephone #:  (212) 946-3290
Facsimile #:  (212) 946-8156

          Each party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Escrow Assets, withdrawals by the Beneficiary and to the termination of the Escrow shall be in writing and may not be made or given by prepaid telex, telegraph or facsimile transmission.

Section 11.2  Severability.  Any provision of this Escrow Agreement which is
              ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.3  Modifications.  No term or provision of this Escrow Agreement
              -------------
may be changed, amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

Section 11.4  Counterparts.  This Escrow Agreement may be executed by the
              ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.5  Entire Agreement.  This Escrow Agreement constitutes the entire
              ----------------
agreement among the parties, and any understandings or agreements, conditions or qualifications relative to this Escrow Agreement and accepted by the parties, which are not fully expressed in this Escrow Agreement are merged herein.

Section 11.6  Benefits of Agreements.  All covenants and agreements contained
              ----------------------
herein shall be binding upon, and inure to the benefit of, the Grantor, the Escrow Agent and, to the extent provided in Article VII hereof, its respective successors and assigns; provided, however, that the Grantor may not assign its rights or obligations hereunder or in connection herewith (voluntarily, by operation of law or otherwise). Any request, notice, direction, consent, waiver or other instrument or action by the Grantor or the Beneficiary shall bind the successors and assigns of the Grantor or the Beneficiary, as the case may be. Nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any Person other than the Escrow Agent, the Grantor or the Beneficiary any legal or equitable right, remedy or claim under or in respect of this Escrow Agreement; but this Escrow Agreement shall be held to be for the sole and exclusive benefit of the Escrow Agent, the Grantor and the Beneficiary.

Section 11.7  Headings.  The headings of the various Sections and the table of
              --------
contents herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.8  Dealings by Escrow Agent.  The Escrow Agent in its individual
              ------------------------
capacity or any corporation in or with which the Escrow Agent in its individual capacity or its stockholders may be interested or affiliated or any officer or director of the Escrow Agent in its individual capacity or of any other such corporation or any agent appointed by the Escrow Agent may have commercial relations and otherwise deal with the Grantor and the Beneficiary or with any other corporation having relations with the Grantor or the Beneficiary, and with any other corporation or entity, whether or not affiliated with the Escrow Agent.

Section 11.9  Governing Law.  This Escrow Agreement shall in all respects be
              -------------
governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law. It is the intention of the parties hereto that this Escrow Agreement shall be delivered in the State of New York, County of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    GRANTOR:

                                    RYDER TRS, INC.

                                    BY: /s/ Steven R. Danton
                                       --------------------------------

                                    TITLE: Vice President and Treasurer
                                          -----------------------------

                                    ESCROW AGENT:

                                    THE CHASE MANHATTAN BANK

                                    /s/ John Sciacchitano
                                    -----------------------------------

                                    BY: John Sciacchitano
                                       --------------------------------

                                    TITLE: Vice President
                                          -----------------------------

                                    BENEFICIARY:

                                    NATIONAL UNION FIRE INSURANCE
                                    COMPANY OF PITTSBURGH, PA.
                                    on behalf of itself and other American
                                    International Companies first listed above

                                    BY: /s/ Arthur Boynton
                                       --------------------------------

                                    TITLE: Attorney-in-fact
                                          -----------------------------

                                   EXHIBIT A
                                   ---------

                             INITIAL ESCROW ASSETS
                             ---------------------

                      RYDER TRS/NATIONAL UNION 1997 ESCROW
                      ------------------------------------

1.)  Cash in the amount of $19 Million
     ---------------------------------

                                  ADDENDUM #1

                                       to

                      INDEMNITY AGREEMENT ESCROW AGREEMENT

                                     among

                                RYDER TRS, INC.
                       (hereinafter called the "Grantor")
                                      and

                            THE CHASE MANHATTAN BANK
                    (hereinafter called the "Escrow Agent")

                                      and

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. on behalf of itself and other American International Group Companies including but not limited to:
     AMERICAN HOME ASSURANCE COMPANY, THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA, COMMERCE AND INDUSTRY INSURANCE COMPANY, AIU INSURANCE COMPANY, BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA, ILLINOIS NATIONAL INSURANCE
CO., AMERICAN GLOBAL INSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF
   LOUISIANA, LANDMARK INSURANCE COMPANY (hereinafter collectively called the
                                 "Beneficiary")

     The Indemnity Agreement Escrow Agreement (herein called the "Indemnity Agreement Escrow Agreement") dated as of December 29, 1997 among the Beneficiary, Grantor and Escrow Agent is hereby amended in the following respects:

                                   ARTICLE I

Section 1.1

1)  In Article I, Section 1.1, the definition of "Market Value" is deleted and
                                                  ------------
replaced with the following definition:

     "Market Value" means the value, as of the time any determination thereof is
      ------------
to be made (1) with respect to Cash, the dollar amount thereof; (2) with respect to United States government obligations or obligations of any agency or instrumentality of the United States government, the bid price as provided by the pricing service then currently utilized by the Escrow Agent or, if not so provided, the average bid price obtained from two nationally recognized government securities firms making a market in the issue; (3) with respect to obligations of institutions, or other investments pre-approved in writing by the Beneficiary, the closing price as provided by the pricing service then currently utilized by the Escrow Agent or, if not so provided, the average bid price obtained from two major brokerage firms making a market in the issue, or, if no average bid price can be obtained, the fair market value as determined by an independent third party, or the Escrow Agent, as approved by the Beneficiary; (4) with respect to certificates of deposit or commercial paper, the face value thereof; and (5) with respect to mutual funds, the net asset value per share thereof.

2)  The following is added to Section 2.4 of Article II:

     "Furthermore, payments of any such interest, dividends, or other income realized from such investments (and the manner of such payments) are subject to the prior written approval of the Beneficiary, which approval shall not be unreasonably withheld."

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    RYDER TRS, INC.

                                    BY: /s/ Steven R. Davison
                                       --------------------------------

                                    TITLE: Vice President and Treasurer
                                          -----------------------------

                                    THE CHASE MANHATTAN BANK

                                    BY: /s/ John Sciacchitano
                                       --------------------------------

                                    TITLE: Vice President
                                          -----------------------------

                                    NATIONAL UNION FIRE INSURANCE
                                    COMPANY OF PITTSBURGH, PA.
                                    on behalf of itself and other American
                                    International Companies first listed above

                                    BY: /s/ Arthur Boynton
                                       --------------------------------

                                    TITLE: Attoney-in-fact
                                          -----------------------------